UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2022

Worksport Ltd.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40681	35-2696895
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

55 Beaver Creek Road #40

Richmond Hill, Ontario, Canada L4B 1E5

(Address of principal executive offices)

888-554-8789

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	WKSP	The Nasdaq Stock Market LLC
Warrants to purchase common stock	WKSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 15, 2022, Haynie & Company (“Haynie”) resigned as the independent registered public accounting firm for Worksport Ltd. (the “Company”). During the years ended December 31, 2021 and 2020 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no: (1) disagreements with Haynie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Haynie on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Before filing this Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”), the Company provided Haynie with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that Haynie issue a letter, addressed to the SEC, stating whether or not Haynie agrees with the statements contained in this Item 4.01(a). A copy of Haynie’s letter dated November 21, 2022, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 18, 2022, the Company engaged Lumsden McCormick CPA (“Lumsden”) to serve as the Company’s independent registered public accounting firm, effective November 18, 2022 (the “Engagement Date”). The Company’s Audit Committee and Board of Directors approved the engagement of Lumsden.

During the two most recent fiscal years and through the Engagement Date, the Company did not consult with Lumsden regarding either:

1.	application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Lumsden concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Item	Title

16.1	Letter, dated November 21, 2022, from Haynie & Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORKSPORT LTD.
(Registrant)

Dated: November 21, 2022	/s/ Steven Rossi
Steven Rossi,
Chief Executive Officer